Exhibit 10.12

Loan Number: 1011175-0

FIRST AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO SEVEN-YEAR TERM LOAN AGREEMENT (this “Amendment”) is dated as of November 3, 2014, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), each of the LENDERS (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(b) (the “Lenders”), and the Administrative Agent have entered into that certain Seven-Year Term Loan Agreement dated as of January 8, 2014 (as amended and in effect immediately prior to the date hereof, the “Term Loan Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Term Loan Agreement.

Section 2.    Specific Amendments to Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement shall be amended as follows:

(a)    The Term Loan Agreement is amended by restating the definition of “Commitment Termination Date” set forth in Section 1.1. in its entirety as follows:

“Commitment Termination Date” means the earlier of (a) April 8, 2015, and (b) the date on which the Commitments have been terminated or reduced to zero.

(b)    The Term Loan Agreement is amended by restating the last sentence of Section 3.5.(b) of the Term Loan Agreement in its entirety as follows:

Such fee shall be computed on a daily basis and payable in arrears on April 1, 2014, July 1, 2014, October 1, 2014, January 1, 2015, April 1, 2015, and on the Commitment Termination Date.

Section 3.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent, the Administrative Agent and each of the Lenders; and

(b)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 5.    Representations. Each Borrower and the Parent represent and warrant to the Administrative Agent and the Lenders that:

(a)    Authorization. The Parent and each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized signatory of the Parent and each Borrower or a general partner of such Borrower, as applicable, and both this Amendment and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent and each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or in the Term Loan Agreement may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Parent and each Borrower of this Amendment and the performance by the Parent and each Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii)  result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof, nor will exist immediately after giving effect to this Amendment.

Section 6.    Reaffirmation of Representations. The Parent and each Borrower hereby certify that as of the date hereof the representations and warranties made or deemed made by the Parent and each Borrower to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to the Parent or Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 7.    Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 8.    Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 11.    Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained in Section 2 hereof shall be deemed to have prospective application only. The Term Loan Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Term Loan Agreement or any other Loan Document.

Section 12.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures commence on next page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Seven-Year Term Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT ASSOCIATES, L.P.

By:    Pennsylvania Real Estate Investment Trust,
its general partner

By: /s/ Andrew M. Ioannou
Name: Andrew M. Ioannou
Title: Senior Vice President, Capital Markets & Treasurer

PREIT-RUBIN, INC.

By: /s/ Andrew M. Ioannou
Name: Andrew M. Ioannou
Title: Senior Vice President, Capital Markets & Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By: /s/ Andrew M. Ioannou
Name: Andrew M. Ioannou
Title: Senior Vice President, Capital Markets & Treasurer

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

CAPITAL ONE, NATIONAL ASSOCIATION

By: /s/ Michael J. Vergura, Jr.
Name: Michael J. Vergura, Jr.
Title: Vice President

[Signature Page to First Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

MUFG UNION BANK, N.A. (formerly known as Union Bank,
N.A.)

By: /s/ Andrew Romanosky
Name: Andrew Romanosky
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Seven-Year Term Loan Agreement
with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Michael J. DiSanto
Name: Michael J. DiSanto
Title: Vice President